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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21460

                          Pioneer Series Trust II
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  December 31


Date of reporting period:  January 1, 2013 through June 30, 2013


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.

                        Pioneer AMT-Free
                        Municipal Fund

--------------------------------------------------------------------------------
                        Semiannual Report | June 30, 2013
--------------------------------------------------------------------------------

                        Ticker Symbols:

                        Class A     PBMFX
                        Class B     PBMUX
                        Class C     MNBCX
                        Class Y     PBYMX

                        [LOGO] PIONEER
                               Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                          2

Portfolio Management Discussion                                                4

Portfolio Summary                                                              8

Prices and Distributions                                                       9

Performance Update                                                            10

Comparing Ongoing Fund Expenses                                               14

Schedule of Investments                                                       16

Financial Statements                                                          31

Notes to Financial Statements                                                 39

Trustees, Officers and Service Providers                                      46

                 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/13 1

President's Letter

Dear Shareowner,

When we look at the U.S. economy as we head into the second half of 2013, we continue to see slow, but ongoing, growth. Employment has been steadily rising. Consumer incomes, savings, wealth, and debt-servicing capacity have been solid buttresses for the recovering housing and auto industries. Industrial activity is growing only modestly, but current corporate profits are generally solid and balance sheets appear able to support needed capital spending and dividend* payouts. The scaled-back "fiscal cliff" tax increases and spending cuts have meaningfully cut the budget deficit without, it seems, driving the economy back into recession. In addition, we feel that continuing slack in labor markets and capacity utilization offers the potential for continuing growth without bottlenecks and rising inflation.

After observing the strengthening economic trends, the Federal Reserve (the Fed) has hinted that it may begin to scale back its bond purchases (currently $85 billion per month in quantitative easing, or "QE") later in 2013, and could terminate the purchases altogether sometime in 2014, depending on subsequent economic data releases. Pioneer believes that, barring an external shock, modest economic growth can be sustained at least over the next couple of years without continuous, aggressive intervention from the Fed.

The Fed has also said that short-term interest rates are likely to remain near zero for some time to come. Given that inflation remains subdued and unemployment remains high, there is no urgency about raising rates.

While inflation is not a near-term concern, the Fed's aggressive monetary policies helped investors drive long-term Treasury yields to unsustainably low levels. A return to more normal levels in response to expectations of a stronger economy and the potential for less QE resulted in disappointing returns for bond investors during the first half of 2013, but the stock market rewarded shareholders who were undaunted by the double-barreled threat of the "fiscal cliff " and debt-ceiling debates at the beginning of 2013.

The Standard & Poor's 500 Index, a broad measure of the U.S. stock market, returned 13.82% during the first six months of 2013, while the Barclays Aggregate Bond Index, which tracks the performance of a higher-quality U.S. bond universe, returned -2.44%. Investors showed a rising preference for higher-yielding corporate paper over government bonds during the first half of 2013, helping the Bank of America Merrill Lynch High Yield Master II Index, which measures the performance of high-yield corporate bonds, to post a 1.50% return for the six months ended June 30, 2013. Three-month Treasury bills, generally regarded as essentially "risk free" by the markets, returned 0.03% in the first half of 2013.

*   Dividends are not guaranteed.

2 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/13

There are certainly risks and uncertainties that continue to plague the global economy. Europe remains in recession and a number of countries in the emerging markets have experienced difficulties. Still, a potential ending of the European recession, continuing economic improvement in Japan in response to the new government's quantitative easing policies, and a "soft landing" of 7% growth in China could very well result in an improving global outlook over the remainder of 2013.

There are also geopolitical worries abroad and political fights at home, and while most of the widely recognized risks we've outlined may already be "priced in" to the market, we believe investors should continue to expect market volatility.

At Pioneer, we have long advocated the benefits of staying diversified and investing for the long term. And while diversification alone does not assure a profit or protect against loss in a declining market, we believe there are still opportunities for prudent investors to earn attractive returns. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs, keeping in mind that there is no single best strategy that works for every investor.

Pioneer's investment teams have, since 1928, sought out attractive opportunities in global equity and bond markets, using in-depth research to identify undervalued individual securities, and using thoughtful risk management to construct portfolios which balance potential risks and rewards in an ever-changing world.

We encourage you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at us.pioneerinvestments.com. We greatly appreciate your trust in us, and we thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/13 3

Portfolio Management Discussion | 6/30/13

In the following interview, portfolio manager David Eurkus reviews the market environment for municipal investments and the performance of AMT-Free Municipal Fund during the six months ended June 30, 2013. Mr. Eurkus, a senior vice president and a portfolio manager at Pioneer, manages the Fund along with Jonathan Chirunga, a vice president and a portfolio manager at Pioneer. Mr. Chirunga was named as a portfolio manager on the Fund on May 17, 2013, replacing Timothy Pynchon.

Q   How did the Fund perform during the six months ended June 30, 2013?

A Pioneer AMT-Free Municipal Fund's Class A shares returned -4.16% at net asset value during the six months ended June 30, 2013, while the Fund's benchmark, the Barclays Municipal Bond Index (the Barclays Index), returned -2.69%. During the same period, the average return of the 262 mutual funds in Lipper's General Municipal Debt Funds category was -3.54%.

Q How would you describe the investment environment for tax-exempt bonds during the six months ended June 30, 2013?

A The municipal bond market experienced two distinctly different environments during the first six months of 2013. At the beginning of the year, tax-exempt issues were continuing to benefit from economic conditions that were conducive to gradual declines in taxable and tax-exempt interest rates. The U.S. economy maintained its growth trend, though at a moderate pace, and we saw no significant inflationary pressures on the domestic front. The U.S. Federal Reserve Board (the Fed) once again stated that short-term interest rates would remain near zero, with no indications that it would engage in monetary tightening anytime soon. With Europe still gripped by recession and investors worried about a significant economic slowdown in China, the only major economy in growth mode at the time was that of the United States.

    In April 2013, however, it became apparent that conditions for the bond markets would soon change. Fed officials began to hint that the central bank's program of monthly asset purchases, known as quantitative easing
    (QE), might be tapered in the relative near term if the U.S. economy continued to improve. In response to that news, many investors--concerned that the Fed would taper QE too quickly, allow long-term interest rates to rise and thus cut the economic recovery short--began to

4 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/13 sell out of stocks and bonds. Redemptions in the tax-exempt mutual fund market soon picked up, and then continued through much of the remainder of the six-month period. Additional comments later in the period by Fed Chairman Bernanke, which reaffirmed the Fed's intentions, gave additional momentum to both the redemptions and the bond market sell-off. By the close of the second quarter (June 30), the municipal bond market had experienced its worst sell-off in 25 years. Right around that same time, Fed officials attempted to reassure investors with regard to any potential tapering of QE by stating that any slowdown of bond purchases would be dependent on continued positive U.S. economic data releases; but, by then, the damage had been done.

Q How would you describe your overall investment strategy for the Fund during the six months ended June 30, 2013?

A Our principal investment strategy for the portfolio is to purchase and hold discounted long-term municipal bonds, as those types of investments offer the highest yields in the tax-exempt marketplace. We believe that, over the long term, our broadly diversified* strategy will enable the Fund to outperform its benchmark and its Lipper peers. The Fund also continues to have a strong focus on sectors vital to municipalities nationwide. The sectors include health care/hospitals, power and energy, public and private education, and transportation.

Q What were the most significant contributors to and detractors from the Fund's performance relative to the benchmark Barclays Index during the six months ended June 30, 2013?

A During a very difficult six-month period for municipal bond investing, and especially for long-duration tax-exempt bonds, many of the Fund's longer-maturity holdings detracted from benchmark-relative performance. (Duration is a measure of a portfolio's price-sensitivity to changes in interest rates.) One example of the portfolio's positioning that detracted from performance was the Fund's holdings of non-callable bonds issued by the Massachusetts Health & Education Authority for the Massachusetts Institute of Technology, with a duration of 25 years. The bonds had contributed significantly to the Fund's performance over the prior three years, but had a negative impact on performance during the first six months of 2013. The Fund did, however, own a few longer-maturity municipals that contributed to relative returns during the period, with the largest contribution coming from a position in a revenue bond issued by the Pennsylvania State Higher Education Facilities Authority.

* Diversification does not assure a profit nor protect against loss in a declining market.

                 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/13 5

Q   What is your outlook for the municipal market for the remainder of 2013?

A We feel that the sharp adjustment that took place in the taxable and tax-exempt bond markets during the second quarter of 2013 was very much overdone, and that it has created an unusual buying opportunity within the municipal market. Because long-term tax-free rates rose by such a large degree, and so quickly, yields on investment-grade municipal securities have moved higher than those of taxable bonds of similar maturity. Because tax-exempt bond yields are now so much higher, we believe we may see a substantial reduction in municipal issuance as states, cities and agencies will most likely be reluctant or even unable to pay higher coupon rates on potential new issues or on refinancings. We believe that a resulting lack of municipal supply would be constructive for the tax-exempt market going forward, and we already have been seeing increased market demand as taxable bond buyers enter the municipal market seeking attractive tax-equivalent yields.

    The Fund will continue to hold select long-term tax-exempt bonds that we believe have the strongest opportunity to perform well over time. We will also continue to closely monitor the Fund's holdings to ensure their integrity and quality as well as the timely payment of principal and interest on the investments. The Fund remains broadly diversified across many municipal bond sectors as of June 30, 2013, and the vast majority of the portfolio's holdings are allocated to bonds with dedicated revenue streams.

    We believe that Pioneer AMT-Free Municipal Fund continues to be a suitable option for long-term investors seeking high income that is free from federal taxes.

6 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/13

Please refer to the Schedule of Investments on pages 16-30 for a full listing of Fund securities.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.

Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

A portion of income may be subject to local, state, federal and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

These risks may increase share price volatility.

Past performance is not a guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These opinions should not be relied upon for any other purposes.

                 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/13 7

Portfolio Summary | 6/30/13

Portfolio Quality
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

AAA                                      9.7%
AA                                      25.1%
A                                       26.5%
BBB                                     25.5%
BB                                       2.8%
B                                        4.5%
CCC                                      0.1%
Not Rated                                5.8%

Bond ratings are ordered highest to lowest in portfolio. Based on Standard & Poor's measures, AAA (highest possible rating) through BBB are considered investment grade; BB or lower ratings are considered non-investment grade. Cash equivalents and some bonds may not be rated.

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Health                                          23.1%
Insured                                         21.3%
Education                                       11.9%
Special Revenues                                 9.9%
Power                                            7.1%
Pollution Control Revenue                        6.1%
Transportation                                   5.7%
General Obligation                               5.5%
Various Revenues                                 3.5%
Escrowed                                         2.3%
Housing                                          1.9%
Water & Sewer                                    1.7%

10 Largest Holdings*
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)

 1. Massachusetts Health & Educational Facilities Authority, 5.5%, 7/1/32           1.77%
-----------------------------------------------------------------------------------------
 2. Public Authority for Colorado Energy, 6.5%, 11/15/38                            1.75
-----------------------------------------------------------------------------------------
 3. North Carolina Eastern Municipal Power Agency, 6.0%, 1/1/22                     1.75
-----------------------------------------------------------------------------------------
 4. Texas Private Activity Bond Surface Transportation Corp., 7.0%, 6/30/40         1.46
-----------------------------------------------------------------------------------------
 5. Golden State Tobacco Securitization Corp., 5.125%, 6/1/47                       1.36
-----------------------------------------------------------------------------------------
 6. California Statewide Communities Development Authority, 5.75%, 7/1/47           1.33
-----------------------------------------------------------------------------------------
 7. Phoenix Civic Improvement Corp., 7/1/43                                         1.26
-----------------------------------------------------------------------------------------
 8. Tobacco Settlement Authority of Washington, 6.625%, 6/1/32                      1.25
-----------------------------------------------------------------------------------------
 9. Dallas County Utility & Reclamation District, 5.375%, 2/15/29                   1.24
-----------------------------------------------------------------------------------------
10. FYI Properties, 5.5%, 6/1/39                                                    1.24
-----------------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

8 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/13

Prices and Distributions | 6/30/13

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Class                      6/30/13                          12/31/12
--------------------------------------------------------------------------------
          A                         $13.70                            $14.56
--------------------------------------------------------------------------------
          B                         $13.58                            $14.46
--------------------------------------------------------------------------------
          C                         $13.59                            $14.44
--------------------------------------------------------------------------------
          Y                         $13.66                            $14.52
--------------------------------------------------------------------------------

Distributions per Share: 1/1/13-6/30/13
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                           Short-Term           Long-Term
         Class          Dividends         Capital Gains        Capital Gains
--------------------------------------------------------------------------------
          A              $0.2660              $   --              $    --
--------------------------------------------------------------------------------
          B              $0.1990              $   --              $    --
--------------------------------------------------------------------------------
          C              $0.2099              $   --              $    --
--------------------------------------------------------------------------------
          Y              $0.2850              $   --              $    --
--------------------------------------------------------------------------------

Index Definition
--------------------------------------------------------------------------------
The Barclays Municipal Bond Index is an unmanaged, broad measure of the municipal bond market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts shown on pages 10-13.

                 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/13 9

Performance Update | 6/30/13                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer AMT-Free Municipal Fund at public offering price, compared to that of the Barclays Municipal Bond Index.

Average Annual Total Returns
(As of June 30, 2013)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               Net Asset    Public Offering
Period                         Value (NAV)  Price (POP)
--------------------------------------------------------------------------------
10 Years                       4.50%         4.03%
5 Years                        5.62          4.65
1 Year                         1.08         -3.45
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated May 1, 2013)
--------------------------------------------------------------------------------
                               Gross        Net
--------------------------------------------------------------------------------
                               0.83%        0.82%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                         Pioneer AMT-Free   Barclays Municipal
                         Municipal Fund     Bond Index
6/30/2003                $    9,550         $   10,000
6/30/2004                $    9,564         $   10,076
6/30/2005                $   10,567         $   10,906
6/30/2006                $   10,690         $   11,002
6/30/2007                $   11,183         $   11,519
6/30/2008                $   11,291         $   11,891
6/30/2009                $   10,963         $   12,340
6/30/2010                $   12,530         $   13,526
6/30/2011                $   12,889         $   13,996
6/30/2012                $   14,680         $   15,382
6/30/2013                $   14,839         $   15,418

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Pioneer AMT-Free Municipal Fund acquired the assets and liabilities of predecessor fund Safeco Municipal Bond Fund on December 10, 2004. The performance shown for Class A shares of the Fund for periods prior to December 10, 2004, is based on the performance of the predecessor fund's Class A shares, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If all the expenses of the Fund were reflected, the performance of the Fund's Class A shares would be lower than the performance shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through May 1, 2014, for Class A shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

10 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/13

Performance Update | 6/30/13                                      Class B Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer AMT-Free Municipal Fund, compared to that of the Barclays Municipal Bond Index.

Average Annual Total Returns
(As of June 30, 2013)
--------------------------------------------------------------------------------
                               If           If
Period                         Held         Redeemed
--------------------------------------------------------------------------------
10 Years                        3.60%        3.60%
5 Years                         4.65         4.65
1 Year                         -0.06        -3.95
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated May 1, 2013)
--------------------------------------------------------------------------------
                               Gross        Net
--------------------------------------------------------------------------------
                               1.75%        1.72%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                         Pioneer AMT-Free   Barclays Municipal
                         Municipal Fund     Bond Index
6/30/2003                $   10,000         $    10,000
6/30/2004                $    9,936         $    10,076
6/30/2005                $   10,887         $    10,906
6/30/2006                $   10,943         $    11,002
6/30/2007                $   11,343         $    11,519
6/30/2008                $   11,345         $    11,891
6/30/2009                $   10,921         $    12,340
6/30/2010                $   12,369         $    13,526
6/30/2011                $   12,622         $    13,996
6/30/2012                $   14,247         $    15,382
6/30/2013                $   14,239         $    15,418

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). The maximum CDSC is 4% and declines over five years. For more complete information, please see the prospectus.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Pioneer AMT-Free Municipal Fund acquired the assets and liabilities of predecessor fund Safeco Municipal Bond Fund on December 10, 2004. The performance shown for Class B shares of the Fund for periods prior to December 10, 2004, is based on the performance of the predecessor fund's Class B shares, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If all the expenses of the Fund were reflected, the performance of the Fund's Class B shares would be lower than the performance shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through May 1, 2014, for Class B shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/13 11

Performance Update | 6/30/13                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer AMT-Free Municipal Fund, compared to that of the Barclays Municipal Bond Index.

Average Annual Total Returns
(As of June 30, 2013)
--------------------------------------------------------------------------------
                               If           If
Period                         Held         Redeemed
--------------------------------------------------------------------------------
Life-of-Class
(10/1/2003)                    3.83%        3.83%
5 Years                        4.77         4.77
1 Year                         0.31         0.31
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated May 1, 2013)
--------------------------------------------------------------------------------
Gross
--------------------------------------------------------------------------------
1.58%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                         Pioneer AMT-Free   Barclays Municipal
                         Municipal Fund     Bond Index
10/31/2003               $   10,000         $    10,000
6/30/2004                $   10,061         $    10,119
6/30/2005                $   10,992         $    10,952
6/30/2006                $   11,049         $    11,049
6/30/2007                $   11,474         $    11,568
6/30/2008                $   11,496         $    11,942
6/30/2009                $   11,065         $    12,393
6/30/2010                $   12,542         $    13,584
6/30/2011                $   12,801         $    14,056
6/30/2012                $   14,468         $    15,448
6/30/2013                $   14,513         $    15,484

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Pioneer AMT-Free Municipal Fund acquired the assets and liabilities of predecessor fund Safeco Municipal Bond Fund on December 10, 2004. The performance shown for Class C shares of the Fund for periods prior to December 10, 2004, is based on the performance of the predecessor fund's Class C shares, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If all the expenses of the Fund were reflected, the performance of the Fund's Class C shares would be lower than the performance shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/13

Performance Update | 6/30/13                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Pioneer AMT-Free Municipal Fund, compared to that of the Barclays Municipal Bond Index.

Average Annual Total Returns
(As of June 30, 2013)
--------------------------------------------------------------------------------
                               If           If
Period                         Held         Redeemed
--------------------------------------------------------------------------------
10 Years                       4.67%        4.67%
5 Years                        5.86         5.86
1 Year                         1.28         1.28
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated May 1, 2013)
--------------------------------------------------------------------------------
                               Gross        Net
--------------------------------------------------------------------------------
                               0.58%        0.55%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                         Pioneer AMT-Free   Barclays Municipal
                         Municipal Fund     Bond Index
6/30/2003                $     5,000,000    $    5,000,000
6/30/2004                $     5,006,229    $    5,037,875
6/30/2005                $     5,531,321    $    5,452,842
6/30/2006                $     5,595,464    $    5,501,110
6/30/2007                $     5,863,354    $    5,759,382
6/30/2008                $     5,936,831    $    5,945,605
6/30/2009                $     5,778,326    $    6,170,019
6/30/2010                $     6,615,904    $    6,763,099
6/30/2011                $     6,828,880    $    6,998,142
6/30/2012                $     7,794,266    $    7,690,987
6/30/2013                $     7,893,655    $    7,709,098

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Pioneer AMT-Free Municipal Fund acquired the assets and liabilities of predecessor Safeco Municipal Bond Fund on December 10, 2004. The performance shown for Class Y shares of the Fund for periods prior to December 10, 2004, is based on the net asset value performance of the predecessor fund's Class A shares, which has not been restated to reflect differences in expenses, including 12b-1 fees applicable to Class A shares. If all the expenses of the Fund were reflected, the performance of the Fund's Class Y shares would be lower than the performance shown.

Performance shown for the period between December 10, 2004, and the inception of Class Y shares on November 10, 2006, reflects the NAV performance of Pioneer AMT-Free Municipal Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Y shares, the performance of Class Y shares for the period between December 10, 2004, and the inception of Class Y shares on November 10, 2006, would have been higher than that shown. Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through May 1, 2014, for Class Y shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/13 13

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses.You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1) Divide your account value by $1,000
    Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer AMT-Free Municipal Fund

Based on actual returns from January 1, 2013, through June 30, 2013.

----------------------------------------------------------------------------------------------------------
 Share Class                         A                    B                   C                   Y
----------------------------------------------------------------------------------------------------------
 Beginning Account               $1,000.00           $1,000.00           $1,000.00            $1,000.00
 Value on 1/1/13
----------------------------------------------------------------------------------------------------------
 Ending Account                  $  958.40           $  952.30           $  955.00            $  959.60
 Value on 6/30/13
----------------------------------------------------------------------------------------------------------
 Expenses Paid                   $    3.98           $    8.33           $    7.61            $    2.67
 During Period*
----------------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 0.82%, 1.72%, 1.57% and 0.55%, for Class A, Class B, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

14 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/13

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer AMT-Free Municipal Fund

Based on a hypothetical 5% per year return before expenses, reflecting the period from January 1, 2013, through June 30, 2013.

----------------------------------------------------------------------------------------------------------
 Share Class                         A                    B                   C                   Y
----------------------------------------------------------------------------------------------------------
 Beginning Account               $1,000.00           $1,000.00           $1,000.00            $1,000.00
 Value on 1/1/13
----------------------------------------------------------------------------------------------------------
 Ending Account                  $1,020.73           $1,016.27           $1,017.01           $1,022.07
 Value on 6/30/13
----------------------------------------------------------------------------------------------------------
 Expenses Paid                   $    4.11           $    8.60           $    7.85           $    2.76
 During Period*
----------------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 0.82%, 1.72%, 1.57% and 0.55%, for Class A, Class B, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/13 15

Schedule of Investments | 6/30/13 (unaudited)

--------------------------------------------------------------------------------------------------------------
Shares                                                                                         Value
--------------------------------------------------------------------------------------------------------------
                                             COMMON STOCKS -- 0.1%
                                             Commercial Services & Supplies -- 0.1%
                                             Research & Consulting Services -- 0.1%
          200                                Center For Medical Science, Inc. (144A)*          $       640,000
--------------------------------------------------------------------------------------------------------------
                                             Total Commercial Services & Supplies              $       640,000
--------------------------------------------------------------------------------------------------------------
                                             TOTAL COMMON STOCKS
                                             (Cost $640,000)                                   $       640,000
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
Principal       Rate (c)      Ratings
Amount ($)      (unaudited)   (unaudited)
--------------------------------------------------------------------------------------------------------------
                                             MUNICIPAL BONDS -- 99.0%
                                             Alabama -- 0.2%
    1,500,000                        NR/NR   Sylacauga Health Care Authority,
                                             6.0%, 8/1/35                                      $     1,471,140
--------------------------------------------------------------------------------------------------------------
                                             Arizona -- 4.3%
    5,145,000                       AA-/NR   Arizona Health Facilities Authority,
                                             5.5%, 1/1/38                                      $     5,427,924
    1,000,000                         A/A1   Maricopa County Pollution Control
                                             Corp., 5.0%, 6/1/35                                     1,040,900
    4,000,000                       AA/Aa3   Phoenix Civic Improvement Corp.,
                                             7/1/25                                                  4,594,800
    8,005,000                       AA/Aa3   Phoenix Civic Improvement Corp.,
                                             7/1/26                                                  9,140,029
   10,000,000                       AA/Aa3   Phoenix Civic Improvement Corp.,
                                             7/1/43                                                 10,817,400
    3,470,000                       AA/Aa2   Pima County Industrial Development
                                             Authority, 5.0%, 7/1/20                                 3,851,006
      500,000                      BBB-/NR   Pima County Industrial Development
                                             Authority, 6.1%, 6/1/45                                   492,370
      949,000                      NR/Baa3   Pima County Industrial Development
                                             Authority, 6.75%, 7/1/31                                  949,152
                                                                                               ---------------
                                                                                               $    36,313,581
--------------------------------------------------------------------------------------------------------------
                                             California -- 12.5%
   10,000,000                         A/A3   Alameda Corridor Transportation
                                             Authority, 0.0%, 10/1/31 (b)                      $     3,896,000
      410,000                       AA-/A2   Anaheim Public Financing Authority,
                                             0.0%, 9/1/22 (b)                                          278,410
   13,865,000                       AA-/A2   Anaheim Public Financing Authority,
                                             0.0%, 9/1/23 (b)                                        9,088,646
   12,595,000                       AA-/A2   Anaheim Public Financing Authority,
                                             0.0%, 9/1/36 (b)                                        3,178,726
    3,520,000                       CCC/NR   California County Tobacco Securitization
                                             Agency, 0.0%, 6/1/33 (b)                                  797,069
    1,000,000                      AAA/Aaa   California Educational Facilities Authority,
                                             5.25%, 4/1/40                                           1,207,870
    2,000,000                         A/A3   California Health Facilities Financing
                                             Authority, 5.625%, 7/1/32                               2,061,720

The accompanying notes are an integral part of these financial statements.

16 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/13

--------------------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
Principal       Rate (c)      Ratings
Amount ($)      (unaudited)   (unaudited)                                                      Value
--------------------------------------------------------------------------------------------------------------
                                             California -- (continued)
    4,000,000                     BBB/Baa2   California Municipal Finance
                                             Authority, 5.25%, 2/1/37                          $     4,031,000
    4,875,000                      NR/Baa2   California Statewide Communities
                                             Development Authority, 5.0%, 5/15/30                    4,905,908
    4,125,000                      NR/Baa2   California Statewide Communities
                                             Development Authority, 5.0%, 5/15/38                    4,021,586
    6,455,000                    BBB+/Baa2   California Statewide Communities
                                             Development Authority, 5.0%, 8/15/47                    6,492,439
   10,000,000                      AA-/Aa3   California Statewide Communities
                                             Development Authority, 5.25%,
                                             11/15/48                                               10,136,700
    4,000,000                      NR/Baa1   California Statewide Communities
                                             Development Authority, 5.375%,
                                             12/1/37                                                 4,089,760
   10,000,000                       AA-/A1   California Statewide Communities
                                             Development Authority, 5.75%,
                                             7/1/47                                                 11,098,200
    4,000,000                         A/NR   California Statewide Communities
                                             Development Authority, 5.75%,
                                             8/15/38                                                 4,235,960
    1,000,000                        NR/A1   Franklin-Mckinley School District,
                                             6.0%, 7/1/16                                            1,138,710
    2,100,000                      BBB-/WR   Fresno Joint Powers Financing Authority,
                                             4.75%, 9/1/28                                           1,921,983
  15,000,000                         B-/B3   Golden State Tobacco Securitization
                                             Corp., 5.125%, 6/1/47                                  11,606,250
    3,000,000                      A-/Baa2   Long Beach Bond Finance Authority,
                                             5.5%, 11/15/37                                          3,166,170
    2,180,000                       A/Baa1   Pomona Unified School District,
                                             6.55%, 8/1/29                                           2,670,740
    1,000,000                      BBB+/NR   Redding Redevelopment Agency,
                                             4.5%, 9/1/26                                              958,000
    3,000,000                        A-/NR   Rialto Redevelopment Agency,
                                             6.25%, 9/1/37                                           3,144,870
    1,500,000                      AA-/Aa1   San Jose Evergreen Community College
                                             District, 5.0%, 8/1/41                                  1,585,215
    2,085,000                       NR/Aa2   San Juan Unified School District,
                                             5.0%, 8/1/25                                            2,314,121
    1,500,000                        A/Ba1   Santa Cruz County Redevelopment
                                             Agency, 6.625%, 9/1/29                                  1,695,930
    1,405,000                       A+/Aa3   Santa Maria Joint Union High School
                                             District, 0.0%, 8/1/27 (b)                                683,434
    3,500,000                       A+/Aa2   Saugus Union School District, 0.0%,
                                             8/1/23 (b)                                              2,273,250
    3,750,000                       BB+/B3   Tobacco Securitization Authority of
                                             Southern California, 5.0%, 6/1/37                       3,091,388

The accompanying notes are an integral part of these financial statements.

                Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/13 17

--------------------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
Principal       Rate (c)      Ratings
Amount ($)      (unaudited)   (unaudited)                                                      Value
--------------------------------------------------------------------------------------------------------------
                                             California -- (continued)
    1,125,000                        B+/B2   Tobacco Securitization Authority
                                             of Southern California, 5.125%, 6/1/46            $       903,161
                                                                                               ---------------
                                                                                               $   106,673,216
--------------------------------------------------------------------------------------------------------------
                                             Colorado -- 4.3%
    2,750,000          5.25        AA-/Aa3   Colorado Health Facilities Authority,
                                             Floating Rate Note, 11/15/35                      $     2,910,682
   15,000,000                       A/Baa1   E-470 Public Highway Authority,
                                             0.0%, 9/1/23 (b)                                        9,368,400
    5,000,000                       A/Baa1   E-470 Public Highway Authority, 0.0%,
                                             9/1/27 (b)                                              2,385,300
   12,500,000                      A-/Baa2   Public Authority for Colorado Energy,
                                             6.5%, 11/15/38                                         14,916,623
    2,500,000                      NR/Baa3   Regional Transportation District,
                                             6.0%, 1/15/26                                           2,825,450
    1,250,000                      NR/Baa3   Regional Transportation District,
                                             6.0%, 1/15/34                                           1,359,775
    1,000,000                      NR/Baa3   Regional Transportation District,
                                             6.0%, 1/15/41                                           1,094,100
    2,000,000                      NR/Baa3   Regional Transportation District,
                                             6.5%, 1/15/30                                           2,263,720
                                                                                               ---------------
                                                                                               $    37,124,050
--------------------------------------------------------------------------------------------------------------
                                             Connecticut -- 1.0%
    4,795,000                      AAA/Aaa   Connecticut State Health &
                                             Educational Facility Authority,
                                             5.0%, 7/1/42                                      $     5,068,651
    1,000,000                        NR/NR   Connecticut State Health &
                                             Educational Facility Authority,
                                             5.5%, 7/1/17                                            1,001,710
    2,470,000                         B/NR   Mohegan Tribe of Indians of
                                             Connecticut, 6.25%, 1/1/31                              2,470,543
                                                                                               ---------------
                                                                                               $     8,540,904
--------------------------------------------------------------------------------------------------------------
                                             Delaware -- 0.6%
    5,000,000                      NR/Baa3   Delaware State Economic
                                             Development Authority, 5.375%,
                                             10/1/45                                           $     4,868,850
--------------------------------------------------------------------------------------------------------------
                                             District of Columbia -- 2.1%
   10,000,000                     BBB/Baa1   District of Columbia Tobacco
                                             Settlement Financing Corp.,
                                             6.75%, 5/15/40                                    $    10,174,600
    7,950,000                        NR/A1   District of Columbia, 4.25%, 6/1/37                     7,449,945
                                                                                               ---------------
                                                                                               $    17,624,545
--------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/13

--------------------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
Principal       Rate (c)      Ratings
Amount ($)      (unaudited)   (unaudited)                                                      Value
--------------------------------------------------------------------------------------------------------------
                                             Florida -- 3.8%
   7,500,000                       NR/Baa1   City of Tallahassee Florida,
                                             6.375%, 12/1/30                                   $     7,507,275
     520,000                         NR/NR   County of Madison Florida,
                                             6.0%, 7/1/25                                              486,226
   5,000,000                          A/A2   County of Miami-Dade Florida
                                             Aviation Revenue, 5.5%, 10/1/41                         5,297,650
   4,885,000                         A/Aa3   County of Miami-Dade Florida, 5.0%,
                                             6/1/22                                                  5,152,405
   3,000,000                       NR/Baa1   Escambia County Health Facilities
                                             Authority, 6.0%, 8/15/36                                3,203,820
   1,390,000                         NR/NR   Florida Development Finance Corp.,
                                             6.0%, 9/15/30                                           1,418,356
   1,830,000                        A+/Aa3   Greater Orlando Aviation Authority,
                                             5.0%, 10/1/25                                           2,041,640
   1,525,000                         BB/NR   Lee County Industrial Development
                                             Authority Florida, 4.75%, 6/15/14                       1,546,808
   2,000,000                         BB/NR   Lee County Industrial Development
                                             Authority Florida, 5.375%, 6/15/37                      1,861,320
   3,400,000                         NR/NR   St. Johns County Industrial Development
                                             Authority, 6.0%, 8/1/45                                 3,590,332
                                                                                               ---------------
                                                                                               $    32,105,832
--------------------------------------------------------------------------------------------------------------
                                             Georgia -- 1.6%
   5,750,000                         A/Baa1  Burke County Development Authority,
                                             7.0%, 1/1/23                                      $     6,747,510
   5,000,000                        A-/Baa2  Main Street Natural Gas, Inc., 5.5%,
                                             9/15/28                                                 5,618,750
   1,500,000                           A/A2  Municipal Electric Authority of Georgia,
                                             5.625%, 1/1/26                                          1,715,775
                                                                                               ---------------
                                                                                               $    14,082,035
--------------------------------------------------------------------------------------------------------------
                                             Illinois -- 3.4%
   3,000,000                          NR/NR  Illinois Finance Authority, 5.1%,
                                             8/15/31                                           $     3,082,260
   1,580,000                          NR/A2  Illinois Finance Authority, 5.25%,
                                             10/1/24 (Pre-Refunded)                                  1,676,080
   1,000,000                     BBB+/Baa1   Illinois Finance Authority, 5.25%,
                                             5/1/40                                                  1,009,650
   4,000,000                       BBB-/NR   Illinois Finance Authority, 5.5%,
                                             8/15/30                                                 4,136,760
   1,600,000                         AA-/A3  Illinois Finance Authority, 6.0%,
                                             8/15/25                                                 1,655,920
   1,000,000                          NR/NR  Illinois Finance Authority, 6.125%,
                                             5/15/27                                                 1,016,950
   5,000,000                       NR/Baa3   Illinois Finance Authority, 6.5%,
                                             4/1/39                                                  5,372,600

The accompanying notes are an integral part of these financial statements.

                Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/13 19

--------------------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
Principal       Rate (c)      Ratings
Amount ($)      (unaudited)   (unaudited)                                                      Value
--------------------------------------------------------------------------------------------------------------
                                             Illinois -- (continued)
   20,000,000                     AAA/Baa1   Metropolitan Pier & Exposition
                                             Authority, 0.0%, 6/15/39 (b)                      $     4,707,200
    5,000,000                     AA+/#Aaa   Metropolitan Pier & Exposition
                                             Authority, 7.0%, 7/1/26
                                             (Pre-Refunded)                                          6,781,700
                                                                                               ---------------
                                                                                               $    29,439,120
--------------------------------------------------------------------------------------------------------------
                                             Indiana -- 2.5%
    3,500,000                      NR/Baa2   Delaware County Hospital Authority
                                             Indiana, 5.0%, 8/1/24                             $     3,647,770
    2,000,000                       AA/Aa2   Indiana Bond Bank, 5.5%, 2/1/29                         2,215,480
    2,000,000                       BB-/B1   Indiana Finance Authority,
                                             6.0%, 12/1/26                                           2,046,440
    5,000,000                       AA-/A1   Indiana Health & Educational
                                             Facilities Financing Authority,
                                             4.75%, 2/15/34                                          4,903,050
    7,000,000                       AA-/A1   Indiana Health & Educational
                                             Facilities Financing Authority,
                                             5.0%, 2/15/39                                           7,003,010
      500,000                       AA/Aa1   Indianapolis Local Public
                                             Improvement Bond Bank,
                                             6.0%, 1/10/20                                             565,145
      335,000                        AA/NR   Indianapolis Local Public
                                             Improvement Bond Bank,
                                             6.75%, 2/1/14 (Pre-Refunded)                              347,385
      260,000                        A-/A1   Lawrence Township Metropolitan
                                             School District, 6.75%, 7/5/13                            260,302
                                                                                               ---------------
                                                                                               $    20,988,582
--------------------------------------------------------------------------------------------------------------
                                             Louisiana -- 2.8%
    6,000,000                    BBB-/Baa3   Jefferson Parish Hospital Service
                                             District No. 2, 6.375%, 7/1/41                    $     6,432,600
      615,000                    BBB+/Baa1   Louisiana Local Government
                                             Environmental Facilities &
                                             Community Development
                                             Authority, 5.25%, 12/1/18                                 616,267
   10,000,000                      NR/Baa1   Louisiana Public Facilities
                                             Authority, 5.5%, 5/15/47                               10,277,900
      400,000                        A-/A3   Louisiana State Citizens
                                             Property Insurance Corp.,
                                             5.0%, 6/1/24                                              432,260
      500,000                       AA-/A2   Louisiana State Citizens Property
                                             Insurance Corp., 5.0%, 6/1/24                             546,230
    3,000,000                     BBB/Baa2   Parish of St. John the Baptist
                                             Louisiana, 5.125%, 6/1/37                               3,007,470
    3,000,000                        A-/A3   Tobacco Settlement Financing Corp.
                                             Louisiana, 5.875%, 5/15/39                              2,992,500
                                                                                               ---------------
                                                                                               $    24,305,227
--------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/13

--------------------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
Principal       Rate (c)      Ratings
Amount ($)      (unaudited)   (unaudited)                                                      Value
--------------------------------------------------------------------------------------------------------------
                                             Maine -- 1.0%
    4,500,000                      NR/Baa3   Maine Health & Higher Educational
                                             Facilities Authority, 6.75%, 7/1/36               $     5,087,295
    3,040,000                      NR/Baa3   Maine Health & Higher Educational
                                             Facilities Authority, 6.95%, 7/1/41                     3,468,154
                                                                                               ---------------
                                                                                               $     8,555,449
--------------------------------------------------------------------------------------------------------------
                                             Maryland -- 1.5%
    3,000,000                      BB+/Ba2   County of Frederick Maryland,
                                             5.625%, 9/1/38                                    $     2,774,130
      400,000                        NR/NR   Maryland Economic Development
                                             Corp., 5.0%, 12/1/16                                      347,988
      900,000                        NR/NR   Maryland Economic Development
                                             Corp., 5.0%, 12/1/16                                      782,973
    1,000,000                        NR/NR   Maryland Economic Development
                                             Corp., 5.0%, 12/1/31                                      659,720
    1,200,000                        BB/NR   Maryland Economic Development
                                             Corp., 5.75%, 9/1/25                                    1,269,540
    2,000,000                         A/A3   Maryland Economic Development
                                             Corp., 6.2%, 9/1/22                                     2,375,820
    4,400,000                      NR/Baa3   Maryland Health & Higher Educational
                                             Facilities Authority, 5.75%, 7/1/38                     4,432,736
                                                                                               ---------------
                                                                                               $    12,642,907
--------------------------------------------------------------------------------------------------------------
                                             Massachusetts -- 12.0%
    4,000,000                       NR/Aa2   City of Pittsfield Massachusetts,
                                             5.0%, 3/1/19                                      $     4,610,280
    2,000,000                        NR/A2   Massachusetts Development
                                             Finance Agency, 4.0%, 10/1/35                           1,892,520
    2,500,000                       A+/Aa3   Massachusetts Development
                                             Finance Agency, 4.0%, 9/1/49                            2,180,350
    1,000,000                        A-/A3   Massachusetts Development
                                             Finance Agency, 5.0%, 10/1/21                           1,164,770
    1,000,000                        A-/A3   Massachusetts Development
                                             Finance Agency, 5.0%, 10/1/22                           1,143,720
    1,000,000                        A-/A3   Massachusetts Development
                                             Finance Agency, 5.0%, 10/1/30                           1,039,700
    4,000,000                         A/A1   Massachusetts Development
                                             Finance Agency, 5.0%, 10/1/48                           4,133,720
    1,585,000                      AA+/Aa1   Massachusetts Development
                                             Finance Agency, 5.0%, 6/1/25                            1,766,070
    4,200,000                      AA+/Aa1   Massachusetts Development
                                             Finance Agency, 5.0%, 7/1/43                            4,504,164
    4,000,000                     BBB+/NR    Massachusetts Development
                                             Finance Agency, 5.0%, 7/1/44                            3,795,000
    1,250,000                        A+/A1   Massachusetts Development
                                             Finance Agency, 5.0%, 9/1/50                            1,284,175

The accompanying notes are an integral part of these financial statements.

                Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/13 21

--------------------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
Principal       Rate (c)      Ratings
Amount ($)      (unaudited)   (unaudited)                                                      Value
--------------------------------------------------------------------------------------------------------------
                                             Massachusetts -- (continued)
    1,000,000                      A-/Baa1   Massachusetts Development
                                             Finance Agency, 5.125%, 7/1/26                    $     1,049,180
      235,000                     BBB/Baa2   Massachusetts Development
                                             Finance Agency, 5.15%, 10/1/14                            239,143
    1,680,000                       BBB/NR   Massachusetts Development
                                             Finance Agency, 5.25%, 10/1/29                          1,710,610
    3,320,000                       BBB/NR   Massachusetts Development
                                             Finance Agency, 5.25%, 10/1/37                          3,332,284
    1,980,000                       AA-/A1   Massachusetts Development
                                             Finance Agency, 5.375%, 4/1/41                          2,090,939
      500,000                      BBB-/NR   Massachusetts Development
                                             Finance Agency, 5.5%, 1/1/35                              475,220
    1,100,000                     BBB/Baa2   Massachusetts Development
                                             Finance Agency, 5.625%, 10/1/24                         1,119,206
    1,000,000                     BBB/Baa2   Massachusetts Development
                                             Finance Agency, 5.7%, 10/1/34                           1,010,260
    6,185,000                         A/WR   Massachusetts Development
                                             Finance Agency, 5.75%, 1/1/42                           6,992,885
    2,635,000                        NR/NR   Massachusetts Development
                                             Finance Agency, 6.25%, 10/15/17                         2,835,524
    1,000,000                       BBB/NR   Massachusetts Development
                                             Finance Agency, 6.75%, 1/1/36                           1,127,760
    1,000,000                       BBB/NR   Massachusetts Development
                                             Finance Agency, 7.0%, 7/1/42                            1,118,270
    2,000,000                        NR/A2   Massachusetts Health & Educational
                                             Facilities Authority, 4.125%, 10/1/37                   1,925,600
    4,500,000                        BB/NR   Massachusetts Health & Educational
                                             Facilities Authority, 4.625%, 8/15/28                   4,034,700
    3,750,000                    BBB+/Baa1   Massachusetts Health & Educational
                                             Facilities Authority, 5.25%, 7/1/38                     3,814,312
    1,550,000                    BBB-/Baa3   Massachusetts Health & Educational
                                             Facilities Authority, 5.25%, 7/15/18                    1,551,906
    2,335,000                    BBB-/Baa3   Massachusetts Health & Educational
                                             Facilities Authority, 5.375%, 7/1/35                    2,386,230
   12,000,000                      AAA/Aaa   Massachusetts Health & Educational
                                             Facilities Authority, 5.5%, 7/1/32                     14,892,240
    1,000,000                      AA-/Aa3   Massachusetts Port Authority, 5.0%,
                                             7/1/32                                                  1,077,370
    1,000,000                      AA-/Aa3   Massachusetts Port Authority, 5.0%,
                                             7/1/33                                                  1,073,450
    7,000,000                      AA+/Aa2   Massachusetts School Building Authority,
                                             5.0%, 8/15/29                                           7,733,600
    3,975,000                       AA/Aa2   Massachusetts State College Building
                                             Authority, 5.0%, 5/1/28                                 4,327,066
    2,000,000                       AAA/NR   Town of Chatham Massachusetts,
                                             3.5%, 6/15/37                                           1,781,340

The accompanying notes are an integral part of these financial statements.

22 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/13

--------------------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
Principal       Rate (c)      Ratings
Amount ($)      (unaudited)   (unaudited)                                                      Value
--------------------------------------------------------------------------------------------------------------
                                             Massachusetts -- (continued)
    4,500,000                       AA+/NR   Town of Wilmington Massachusetts,
                                             4.0%, 3/15/37                                     $     4,313,205
    2,500,000                      AA-/Aa2   University of Massachusetts Building
                                             Authority, 5.0%, 11/1/39                                2,671,025
                                                                                               ---------------
                                                                                               $   102,197,794
--------------------------------------------------------------------------------------------------------------
                                             Michigan -- 1.4%
    3,000,000                      AA-/Aa3   City of Detroit Michigan Water Supply
                                             System Revenue, 6.25%, 7/1/36                     $     3,104,190
    1,500,000                       BB-/NR   John Tolfree Health System Corp.,
                                             6.0%, 9/15/23                                           1,446,645
    1,405,000                        NR/NR   Meridian Economic Development Corp.
                                             Michigan, 5.25%, 7/1/26                                 1,370,746
    3,235,000                        NR/NR   Michigan Public Educational Facilities
                                             Authority, 5.875%, 6/1/37                               2,969,115
    2,000,000                        NR/NR   Michigan State Hospital Finance
                                             Authority, 5.25%, 11/15/25                              1,929,300
    1,000,000                        NR/NR   Michigan State Hospital Finance
                                             Authority, 5.5%, 11/15/35                                 918,070
                                                                                               ---------------
                                                                                               $    11,738,066
--------------------------------------------------------------------------------------------------------------
                                             Mississippi -- 1.4%
    7,950,000                   BBB-/Baa3    County of Lowndes Mississippi,
                                             6.8%, 4/1/22                                      $     9,047,816
    2,750,000                    BBB/Baa3    County of Warren Mississippi,
                                             5.8%, 5/1/34                                            2,966,728
                                                                                               ---------------
                                                                                               $    12,014,544
--------------------------------------------------------------------------------------------------------------
                                             Missouri -- 0.0%+
       80,000                       NR/Aaa   Missouri State Environmental
                                             Improvement & Energy Resources
                                             Authority, 5.125%, 1/1/20                         $        80,306
--------------------------------------------------------------------------------------------------------------
                                             New Hampshire -- 1.2%
    1,500,000                        NR/A2   New Hampshire Health & Education
                                             Facilities Authority, 4.0%, 10/1/33               $     1,338,390
    5,000,000                        A-/NR   New Hampshire Health & Education
                                             Facilities Authority, 5.0%, 10/1/32                     5,166,000
    3,750,000                        A-/NR   New Hampshire Health & Education
                                             Facilities Authority, 5.0%, 10/1/37                     3,815,850
                                                                                               ---------------
                                                                                               $    10,320,240
--------------------------------------------------------------------------------------------------------------
                                             New Jersey -- 1.5%
    1,250,000                    BBB/Baa3    Camden County Improvement
                                             Authority, 5.75%, 2/15/34                         $     1,270,275
      475,000                       NR/NR    New Jersey Economic Development
                                             Authority, 5.3%, 11/1/26                                  437,998
      450,000                       NR/NR    New Jersey Economic Development
                                             Authority, 5.375%, 11/1/36                                382,064

The accompanying notes are an integral part of these financial statements.

                Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/13 23

--------------------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
Principal       Rate (c)      Ratings
Amount ($)      (unaudited)   (unaudited)                                                      Value
--------------------------------------------------------------------------------------------------------------
                                             New Jersey -- (continued)
    3,000,000                      AAA/Aaa   New Jersey Educational Facilities
                                             Authority, 5.0%, 7/1/39                           $     3,240,090
    5,115,000                    BBB-/Baa3   New Jersey Health Care Facilities
                                             Financing Authority, 5.25%, 7/1/30                      5,181,290
    2,000,000                        A+/A1   New Jersey Transportation Trust
                                             Fund Authority, 5.5%, 6/15/41                           2,154,780
                                                                                               ---------------
                                                                                               $    12,666,497
--------------------------------------------------------------------------------------------------------------
                                             New Mexico -- 0.1%
    1,000,000                         A/NR   County of Dona Ana New Mexico,
                                             5.25%, 12/1/25                                    $     1,016,420
--------------------------------------------------------------------------------------------------------------
                                             New York -- 2.5%
    2,500,000                        A-/A3   Albany Industrial Development Agency,
                                             5.25%, 11/15/32                                   $     2,586,725
    6,000,000                      AAA/Aaa   New York State Dormitory Authority,
                                             5.0%, 10/1/41                                           6,433,680
    5,515,000                         A/WR   New York State Dormitory Authority,
                                             5.25%, 7/1/24                                           6,046,811
    1,000,000                    BBB-/Baa3   Port Authority of New York & New Jersey,
                                             6.0%, 12/1/36                                           1,117,140
    3,400,000                    BBB-/Baa3   Port Authority of New York & New Jersey,
                                             6.0%, 12/1/42                                           3,786,784
    1,500,000                      AA-/Aa3   Port Authority of New York & New Jersey,
                                             6.125%, 6/1/94                                          1,694,655
                                                                                               ---------------
                                                                                               $    21,665,795
--------------------------------------------------------------------------------------------------------------
                                             North Carolina -- 1.9%
   12,000,000                      A-/Baa1   North Carolina Eastern Municipal
                                             Power Agency, 6.0%, 1/1/22                        $    14,645,280
    2,250,000                        A+/A1   North Carolina Medical Care
                                             Commission, 4.0%, 11/1/46                               1,903,320
                                                                                               ---------------
                                                                                               $    16,548,600
--------------------------------------------------------------------------------------------------------------
                                             Ohio -- 4.3%
   10,000,000                        B-/B3   Buckeye Tobacco Settlement Financing
                                             Authority, 5.75%, 6/1/34                          $     8,165,900
    6,000,000                        B-/B3   Buckeye Tobacco Settlement Financing
                                             Authority, 6.5%, 6/1/47                                 5,285,160
    2,000,000                      AAA/Aaa   City of Cincinnati Ohio Water System
                                             Revenue, 5.0%, 12/1/36                                  2,143,280
    2,250,000                      AAA/Aaa   City of Cincinnati Ohio Water System
                                             Revenue, 5.0%, 12/1/37                                  2,407,860
    1,500,000                        NR/NR   County of Cuyahoga Ohio, 6.0%,
                                             5/15/37                                                 1,502,445
    1,500,000                        NR/NR   County of Cuyahoga Ohio, 6.0%,
                                             5/15/42                                                 1,497,840
    5,000,000                        NR/A3   County of Lake Ohio, 6.0%, 8/15/43                      5,304,650

The accompanying notes are an integral part of these financial statements.

24 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/13

--------------------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
Principal       Rate (c)      Ratings
Amount ($)      (unaudited)   (unaudited)                                                      Value
--------------------------------------------------------------------------------------------------------------
                                             Ohio -- (continued)
  10,000,000                         AA/A2   JobsOhio Beverage System,
                                             5.0%, 1/1/38                                      $    10,344,200
                                                                                               ---------------
                                                                                               $    36,651,335
--------------------------------------------------------------------------------------------------------------
                                             Oklahoma -- 1.9%
   5,590,000                        A/Baa1   McGee Creek Authority, 6.0%, 1/1/23               $     6,291,880
  10,645,000                          A/NR   Oklahoma Municipal Power Authority,
                                             4.0%, 1/1/47                                            9,584,119
                                                                                               ---------------
                                                                                               $    15,875,999
--------------------------------------------------------------------------------------------------------------
                                             Oregon -- 0.9%
    3,000,000                       NR/Aa1   Deschutes & Jefferson Counties School
                                             District No 2J Redmond Oregon,
                                             3.0%, 6/15/32                                     $     2,487,030
    1,000,000                       AA+/NR   Marion County School District No 5
                                             Cascade, 4.0%, 6/15/19                                  1,119,030
    2,000,000                       AA+/NR   Multnomah County School District
                                             No 40, 0.0%, 6/15/30 (b)                                  881,260
    2,000,000                       AA+/NR   Multnomah County School District
                                             No 40, 0.0%, 6/15/31 (b)                                  836,460
    1,715,000                       AA+/NR   Multnomah County School District
                                             No 40, 0.0%, 6/15/32 (b)                                  666,055
    1,735,000                        A+/A1   Oregon Health & Science University,
                                             4.0%, 7/1/31                                            1,687,183
                                                                                               ---------------
                                                                                               $     7,677,018
--------------------------------------------------------------------------------------------------------------
                                             Pennsylvania -- 4.8%
    2,190,000                        NR/WR   Allentown Area Hospital Authority,
                                             6.0%, 11/15/16 (Pre-Refunded)                     $     2,332,722
   10,000,000                       A/Baa2   Lehigh County Industrial Development
                                             Authority, 4.75%, 2/15/27                            1 10,064,600
    1,000,000                       BBB/NR   Montgomery County Industrial
                                             Development Authority Pennsylvania,
                                             5.0%, 12/1/24                                           1,021,770
    1,000,000                       BBB/NR   Montgomery County Industrial
                                             Development Authority Pennsylvania,
                                             5.0%, 12/1/30                                           1,004,010
    3,000,000                      BBB+/A3   Northampton County General Purpose
                                             Authority, 5.5%, 8/15/40                                3,097,080
    1,000,000                    BBB-/Baa3   Pennsylvania Higher Educational
                                             Facilities Authority, 5.0%, 7/1/42                        934,780
    1,000,000                     BB+/Baa3   Pennsylvania Higher Educational
                                             Facilities Authority, 6.0%, 7/1/43                      1,053,680
   11,500,000          0.84        BBB+/WR   Pennsylvania Higher Educational
                                             Facilities Authority, Floating Rate
                                             Note, 7/1/39                                            8,594,985

The accompanying notes are an integral part of these financial statements.

                Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/13 25

--------------------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
Principal       Rate (c)      Ratings
Amount ($)      (unaudited)   (unaudited)                                                      Value
--------------------------------------------------------------------------------------------------------------
                                             Pennsylvania -- (continued)
    5,000,000                        A-/A3   Pennsylvania Turnpike Commission,
                                             5.3%, 12/1/41                                     $     5,192,050
    2,000,000                       AA/Aa2   Philadelphia Hospitals & Higher
                                             Education Facilities Authority,
                                             4.5%, 7/1/37                                            2,016,780
    5,000,000                      BB+/Ba1   Philadelphia Hospitals & Higher
                                             Education Facilities Authority,
                                             5.0%, 7/1/34                                            4,676,050
    1,000,000                       AA-/A2   Sports & Exhibition Authority of
                                             Pittsburgh and Allegheny County,
                                             5.0%, 2/1/30                                            1,041,740
                                                                                               ---------------
                                                                                               $    41,030,247
--------------------------------------------------------------------------------------------------------------
                                             Puerto Rico -- 0.0%+
       75,000                      NR/Baa3   Puerto Rico Public Buildings Authority,
                                             5.25%, 7/1/33 (Pre-Refunded)                      $        78,688
--------------------------------------------------------------------------------------------------------------
                                             Rhode Island -- 0.6%
    5,200,000                       BB/Ba1   Tobacco Settlement Financing Corp.
                                             Rhode Island, 6.25%, 6/1/42                       $     5,148,000
--------------------------------------------------------------------------------------------------------------
                                             South Carolina -- 1.1%
    8,265,000                      AA-/Aa3   South Carolina State Public Service
                                             Authority, 5.0%, 12/1/43                          $     8,652,381
      500,000                      AA+/Aaa   State of South Carolina, 5.0%,
                                             4/1/20                                                    601,290
                                                                                               ---------------
                                                                                               $     9,253,671
--------------------------------------------------------------------------------------------------------------
                                             South Dakota -- 0.1%
       65,000                       NR/Aaa   South Dakota Conservancy District,
                                             5.625%, 8/1/17 (Pre-Refunded)                     $        65,279
    1,000,000                       AA-/A1   South Dakota Health & Educational
                                             Facilities Authority, 5.0%, 7/1/42                      1,007,870
                                                                                               ---------------
                                                                                               $     1,073,149
--------------------------------------------------------------------------------------------------------------
                                             Tennessee -- 0.5%
    4,000,000                       AA/Aa1   Metropolitan Government of Nashville &
                                             Davidson County Tennessee, 4.0%,
                                             7/1/24                                            $     4,305,520
--------------------------------------------------------------------------------------------------------------
                                             Texas -- 7.4%
    7,100,000                    BBB-/Baa2   Central Texas Regional Mobility
                                             Authority, 0.0%, 1/1/25 (b)                       $     3,959,173
    3,000,000                    BBB-/Baa2   Central Texas Regional Mobility
                                             Authority, 0.0%, 1/1/26 (b)                             1,551,810
    3,000,000                    BBB-/Baa2   Central Texas Regional Mobility
                                             Authority, 0.0%, 1/1/27 (b)                             1,452,930
    2,500,000                     BB+/Baa3   Central Texas Regional Mobility
                                             Authority, 6.75%, 1/1/41                                2,731,850
    8,285,000                      AA+/Aa2   Dallas Area Rapid Transit, 5.25%,
                                             12/1/29                                                 9,631,892

The accompanying notes are an integral part of these financial statements.

26 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/13

--------------------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
Principal       Rate (c)      Ratings
Amount ($)      (unaudited)   (unaudited)                                                      Value
--------------------------------------------------------------------------------------------------------------
                                             Texas -- (continued)
   10,000,000                      BBB+/A3   Dallas County Utility & Reclamation
                                             District, 5.375%, 2/15/29                         $    10,458,100
      580,000                       AA-/NR   Eagle Mountain & Saginaw Independent
                                             School District, 3.375%, 8/15/32                          495,987
    1,000,000                      NR/Baa3   Harris County Cultural Education
                                             Facilities Finance Corp., 5.0%, 6/1/28                  1,035,580
    1,000,000                      NR/Baa3   Harris County Cultural Education
                                             Facilities Finance Corp., 5.0%, 6/1/33                  1,003,070
      390,000                      AAA/Aaa   Houston Higher Education Finance
                                             Corp., 5.0%, 5/15/40                                      417,596
    2,000,000                        A-/A2   North Texas Tollway Authority, 5.0%,
                                             1/1/38                                                  2,041,680
    3,000,000                        A+/A1   Richardson Hospital Authority, 6.0%,
                                             12/1/34                                                 3,049,980
    1,000,000                       BBB/NR   Seguin Higher Education Facilities Corp.,
                                             5.0%, 9/1/23 (Pre-Refunded)                             1,050,980
    5,000,000                      AA+/Aaa   State of Texas, 5.0%, 8/1/27                            5,647,800
    4,000,000                       BBB/A3   Texas Municipal Gas Acquisition &
                                             Supply Corp III, 5.0%, 12/15/31                         3,976,080
   10,410,000                      NR/Baa3   Texas Private Activity Bond Surface
                                             Transportation Corp., 7.0%, 6/30/40                    12,170,019
    2,255,000                       BBB/NR   Texas State Public Finance Authority
                                             Charter School Finance Corp.,
                                             6.2%, 2/15/40                                           2,483,386
                                                                                               ---------------
                                                                                               $    63,157,913
--------------------------------------------------------------------------------------------------------------
                                             Utah -- 0.2%
    1,115,000                       AA-/NR   South Davis Recreational District,
                                             4.0%, 1/1/24                                      $     1,195,191
      500,000                      BBB-/NR   Utah State Charter School Finance
                                             Authority, 5.75%, 7/15/20                                 526,270
                                                                                               ---------------
                                                                                               $     1,721,461
--------------------------------------------------------------------------------------------------------------
                                             Vermont -- 0.1%
    1,295,000                     BBB-/Baa   Vermont Educational & Health Buildings
                                             Financing Agency, 5.0%, 7/1/24                    $     1,194,689
--------------------------------------------------------------------------------------------------------------
                                             Virginia -- 4.6%
    5,000,000                       A/Baa1   Chesapeake Bay Bridge & Tunnel
                                             District, 5.5%, 7/1/25                            $     5,452,750
    1,500,000                        NR/WR   Prince William County Industrial
                                             Development Authority, 5.2%,
                                             10/1/26 (Pre-Refunded)                                  1,548,240
    3,925,000                        NR/WR   Prince William County Industrial
                                             Development Authority, 5.35%,
                                             10/1/36 (Pre-Refunded)                                  4,052,759
   13,990,000                        B-/B2   Tobacco Settlement Financing Corp.
                                             Virginia, 5.0%, 6/1/47                                 10,035,027

The accompanying notes are an integral part of these financial statements.

                Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/13 27

--------------------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
Principal       Rate (c)      Ratings
Amount ($)      (unaudited)   (unaudited)                                                      Value
--------------------------------------------------------------------------------------------------------------
                                             Virginia -- (continued)
    4,000,000                      AAA/Aaa   University of Virginia, 5.0%, 6/1/37              $     4,393,680
    5,000,000                      AAA/Aaa   University of Virginia, 5.0%, 6/1/43                    5,431,750
    7,500,000                    BBB+/Baa1   Washington County Industrial
                                             Development Authority Virginia,
                                             7.75%, 7/1/38                                           8,701,275
                                                                                               ---------------
                                                                                               $    39,615,481
--------------------------------------------------------------------------------------------------------------
                                             Washington -- 8.2%
    1,000,000                        A+/NR   City of Richland Washington Electric
                                             Revenue, 4.0%, 11/1/42                            $       870,260
   10,000,000                      AA+/Aa1   City of Seattle Washington, 4.0%,
                                             9/1/37                                                  9,580,300
   10,000,000                        AA/NR   FYI Properties, 5.5%, 6/1/39                           10,610,700
    1,000,000                      AA+/Aa1   King & Snohomish Counties School
                                             District No. 417 Northshore, 5.0%,
                                             12/1/30                                                 1,090,080
    1,000,000                      AA+/Aa1   King & Snohomish Counties School
                                             District No. 417 Northshore, 5.0%,
                                             12/1/31                                                 1,085,350
   10,000,000                       AAA/NR   King County Housing Authority,
                                             5.5%, 5/1/38                                           10,552,000
    3,000,000                         A/A2   King County Public Hospital District No. 1,
                                             5.25%, 12/1/37                                          3,134,310
    1,000,000                      AA+/Aa1   Pierce County School District No. 3
                                             Puyallup, 5.0%, 12/1/23                                 1,166,350
   10,500,000                     BBB/Baa1   Tobacco Settlement Authority of
                                             Washington, 6.625%, 6/1/32                             10,629,990
    5,600,000                      AA+/Aaa   University of Washington, 5.0%, 6/1/37                  5,973,352
    1,000,000                       AA/Aa2   Washington Health Care Facilities
                                             Authority, 4.25%, 10/1/37                                 893,910
    2,400,000                     BBB/Baa2   Washington Health Care Facilities
                                             Authority, 6.125%, 8/15/37                              2,519,544
    4,000,000                        NR/WR   Washington Health Care Facilities
                                             Authority, 6.5%, 11/15/33 (Pre-Refunded)                4,337,600
    5,000,000          5.25         AA/Aa2   Washington Health Care Facilities
                                             Authority, Floating Rate Note, 10/1/33                  5,174,700
    2,045,000                        NR/NR   Washington State Housing Finance
                                             Commission, 5.25%, 1/1/17                               2,034,346
                                                                                               ---------------
                                                                                               $    69,652,792
--------------------------------------------------------------------------------------------------------------
                                             Wisconsin -- 0.6%
    1,430,000                        NR/A1   Adams-Friendship Area School District,
                                             6.5%, 4/1/16                                      $     1,629,442
    3,000,000                        A+/NR   Wisconsin Health & Educational Facilities
                                             Authority, 5.125%, 8/15/35                              3,079,980
                                                                                               ---------------
                                                                                               $     4,709,422
--------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

28 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/13

--------------------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
Principal       Rate (c)      Ratings
Amount ($)      (unaudited)   (unaudited)                                                      Value
--------------------------------------------------------------------------------------------------------------
                                             Wyoming -- 0.1%
    1,000,000                        A+/NR   County of Laramie Wyoming,
                                             5.0%, 5/1/37                                      $     1,001,220
--------------------------------------------------------------------------------------------------------------
                                             TOTAL MUNICIPAL BONDS
                                             (Cost $820,863,988)                               $   845,130,305
--------------------------------------------------------------------------------------------------------------
                                             TOTAL INVESTMENT IN
                                             SECURITIES -- 99.1%
                                             (Cost $821,503,988) (a)                           $   845,770,305
--------------------------------------------------------------------------------------------------------------
                                             OTHER ASSETS & LIABILITIES -- 0.9%                $     7,856,793
--------------------------------------------------------------------------------------------------------------
                                             TOTAL NET ASSETS -- 100.0%                        $   853,627,098
==============================================================================================================

(Pre-Refunded)  Pre-refunded bonds have been collateralized by U.S. Treasury securities which are held in escrow and used to pay principal and interest on the tax-exempt issue and to retire the bonds in full at the earliest refunding date.

+               Amount rounds to less than 0.1%.

*               Non-income producing security.

NR              Not rated by either S&P or Moody's.

WR              Withdrawn rating.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At June 30, 2013, the value of these securities amounted to $640,000 or 0.1% of total net assets.

(a) At June 30, 2013, the net unrealized gain on investments based on cost for federal income tax purposes of $819,005,222 was as follows:

                   Aggregate gross unrealized gain for all investments in which
                      there is an excess of value over tax cost                         $ 46,897,717

                   Aggregate gross unrealized loss for all investments in which
                      there is an excess of tax cost over value                          (20,132,634)
                                                                                        ------------
                   Net unrealized gain                                                  $ 26,765,083
                                                                                        ============

(b) Security is issued with a zero coupon. Income is earned through accretion of discount.

(c) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

The accompanying notes are an integral part of these financial statements.

                Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/13 29

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) as Level 3. See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of June 30, 2013, in valuing the Fund's investments:

--------------------------------------------------------------------------------
                              Level 1    Level 2         Level 3    Total
--------------------------------------------------------------------------------
Common Stocks                 $ --       $    640,000    $ --       $    640,000
Municipal Bonds                 --        845,130,305      --        845,130,305
--------------------------------------------------------------------------------
Total                         $ --       $845,770,305    $ --       $845,770,305
================================================================================

During the six months ended June 30, 2013, there were no transfers between Levels 1, 2 and 3.

The accompanying notes are an integral part of these financial statements.

30 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/13

Statement of Assets and Liabilities | 6/30/13 (unaudited)

ASSETS:
  Investment in securities (cost $821,503,988)                    $ 845,770,305
  Receivables --
     Fund share sold                                                    379,835
     Interest                                                        11,463,573
     Due from Pioneer Investment Management, Inc.                        53,646
  Prepaid expenses                                                       50,803
-------------------------------------------------------------------------------
        Total assets                                              $ 857,718,162
===============================================================================
LIABILITIES:
  Payables --
     Fund shares repurchased                                      $   1,903,238
     Dividends                                                          841,776
  Due to custodian                                                      629,453
  Due to affiliates                                                     655,223
  Accrued expenses                                                       61,374
-------------------------------------------------------------------------------
        Total liabilities                                         $   4,091,064
===============================================================================
NET ASSETS:
  Paid-in capital                                                 $ 936,214,179
  Undistributed net investment income                                11,274,940
  Accumulated net realized loss on investments                     (118,128,338)
  Net unrealized appreciation on investments                         24,266,317
-------------------------------------------------------------------------------
        Total net assets                                          $ 853,627,098
===============================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (Based on $736,314,446/53,745,550 shares)               $       13.70
  Class B (Based on $2,511,164/184,933 shares)                    $       13.58
  Class C (Based on $43,456,385/3,198,135 shares)                 $       13.59
  Class Y (Based on $71,345,103/5,224,586 shares)                 $       13.66
MAXIMUM OFFERING PRICE:
  Class A ($13.70 (divided by) 95.5%)                             $       14.35
===============================================================================

The accompanying notes are an integral part of these financial statements.

                Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/13 31

Statement of Operations (unaudited)

For the Six Months Ended 6/30/13

INVESTMENT INCOME:
  Interest                                                        $  22,349,404
-----------------------------------------------------------------------------------------------
        Total investment income                                                   $  22,349,404
===============================================================================================
EXPENSES:
  Management fees                                                 $   2,117,079
  Transfer agent fees
     Class A                                                            128,354
     Class B                                                              1,712
     Class C                                                              3,605
     Class Y                                                                950
  Distribution fees
     Class A                                                          1,001,669
     Class B                                                             15,394
     Class C                                                            229,408
  Shareholder communication expense                                     173,377
  Administrative reimbursements                                         137,486
  Custodian fees                                                          6,306
  Registration fees                                                      37,836
  Professional fees                                                      33,247
  Printing expense                                                        7,270
  Fees and expenses of nonaffiliated trustees                            17,370
  Miscellaneous                                                          51,809
-----------------------------------------------------------------------------------------------
        Total expenses                                                            $   3,962,872
        Less fees waived and expenses reimbursed by Pioneer
           Investment Management, Inc.                                            $     (58,092)
-----------------------------------------------------------------------------------------------
        Net expenses                                                              $   3,904,780
-----------------------------------------------------------------------------------------------
           Net investment income                                                  $  18,444,624
-----------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on Investments                                                $   8,106,528
-----------------------------------------------------------------------------------------------
  Change in net unrealized depreciation on Investments                            $ (63,481,462)
-----------------------------------------------------------------------------------------------
  Net loss on investments                                                         $ (55,374,934)
-----------------------------------------------------------------------------------------------
  Net decrease in net assets resulting from operations                            $ (36,930,310)
===============================================================================================

The accompanying notes are an integral part of these financial statements.

32 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/13

Statements of Changes in Net Assets

-----------------------------------------------------------------------------------------
                                                           Six Months
                                                           Ended            Year
                                                           6/30/13          Ended
                                                           (unaudited)      12/31/12
-----------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                      $   18,444,624   $  39,977,490
Net realized gain on investments                                8,106,528       3,042,934
Change in net unrealized appreciation (depreciation)
  on investments                                              (63,481,462)     67,864,836
-----------------------------------------------------------------------------------------
     Net increase (decrease) in net assets resulting
        from operations                                    $  (36,930,310)  $ 110,885,260
-----------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
     Class A ($0.27 and $0.54 per share, respectively)     $  (14,955,872)  $ (30,629,957)
     Class B ($0.20 and $0.41 per share, respectively)            (43,194)       (113,799)
     Class C ($0.21 and $0.43 per share, respectively)           (681,566)     (1,291,975)
     Class Y ($0.28 and $0.58 per share, respectively)         (1,686,795)     (3,102,624)
-----------------------------------------------------------------------------------------
        Total distributions to shareowner                  $  (17,367,427)  $ (35,138,355)
-----------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale or exchange of shares               $   40,962,991   $ 137,410,078
Reinvestment of distributions                                  13,329,228      25,159,398
Cost of shares repurchased                                   (105,403,102)   (154,665,212)
-----------------------------------------------------------------------------------------
     Net increase (decrease) in net assets resulting from
        Fund share transactions                            $  (51,110,883)  $   7,904,264
-----------------------------------------------------------------------------------------
  Net increase (decrease) in net assets                    $ (105,408,620)  $  83,651,169
NET ASSETS:
Beginning of period                                           959,035,718     875,384,549
-----------------------------------------------------------------------------------------
End of period                                              $  853,627,098   $ 959,035,718
=========================================================================================
Undistributed net investment income                        $   11,274,940   $  10,197,743
=========================================================================================

The accompanying notes are an integral part of these financial statements.

                Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/13 33

-----------------------------------------------------------------------------------------------
                                    '13 Shares    '13 Amount
                                    (Unaudited)   (Unaudited)       '12 Shares    '12 Amount
-----------------------------------------------------------------------------------------------
Class A
Shares sold                          1,502,579    $  21,018,229      6,693,162    $  95,002,400
Reinvestment of distributions          793,793       11,449,349      1,605,264       22,792,630
Less shares repurchased             (5,140,084)     (73,483,364)    (8,972,023)    (127,141,766)
-----------------------------------------------------------------------------------------------
     Net decrease                   (2,843,712)   $ (41,015,786)      (673,597)   $  (9,346,736)
===============================================================================================
Class B
Shares sold or exchanged                   404    $       5,793          9,465    $     134,342
Reinvestment of distributions            2,178           31,239          6,595           92,776
Less shares repurchased                (53,956)        (706,764)      (107,780)      (1,580,836)
-----------------------------------------------------------------------------------------------
     Net decrease                      (51,374)   $    (669,732)       (91,720)   $  (1,353,718)
===============================================================================================
Class C
Shares sold                            440,595    $   6,196,514        884,256    $  12,595,623
Reinvestment of distributions           35,917          513,394         67,268          947,915
Less shares repurchased               (401,111)      (5,691,743)      (675,470)      (9,501,376)
-----------------------------------------------------------------------------------------------
     Net increase                       75,401    $   1,018,165        276,054    $   4,042,162
===============================================================================================
Class Y
Shares sold                            960,038    $  13,742,455      2,075,350    $  29,677,713
Reinvestment of distributions           92,723        1,335,246         92,847        1,326,077
Less shares repurchased             (1,769,531)     (25,521,231)    (1,156,404)     (16,441,234)
-----------------------------------------------------------------------------------------------
     Net increase (decrease)          (716,770)   $ (10,443,530)     1,011,793    $  14,562,556
===============================================================================================

The accompanying notes are an integral part of these financial statements.

34 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/13

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------------
                                                              Six Months
                                                              Ended        Year          Year       Year       Year       Year
                                                              6/30/13      Ended         Ended      Ended      Ended      Ended
                                                              (Unaudited)  12/31/12      12/31/11   12/31/10   12/31/09   12/31/08
------------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                          $  14.56     $  13.40      $  12.56   $  12.86   $  10.90   $  13.50
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                                      $   0.29     $   0.61      $   0.62   $   0.57   $   0.59   $   0.60
   Net realized and unrealized gain (loss) on investments        (0.88)        1.09          0.82      (0.28)      1.99      (2.54)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations            $  (0.59)    $   1.70      $   1.44   $   0.29   $   2.58   $  (1.94)
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                         (0.27)       (0.54)        (0.60)     (0.59)     (0.61)     (0.59)
   Net realized gain                                                --           --            --         --      (0.01)     (0.07)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                    $  (0.86)    $   1.16      $   0.84   $  (0.30)  $   1.96   $  (2.60)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $  13.70     $  14.56      $  13.40   $  12.56   $  12.86   $  10.90
====================================================================================================================================
Total return*                                                    (4.16)%      12.87%(a)     11.73%      2.15%     24.01%    (14.85)%
Ratio of net expenses to average net assets+                      0.82%**      0.82%         0.82%      0.82%      0.82%      0.82%
Ratio of net investment income to average net assets+             3.96%**      4.35%         4.77%      4.55%      4.94%      4.66%
Portfolio turnover rate                                             18%**        17%           14%        18%        18%        27%
Net assets, end of period (in thousands)                      $736,315     $824,216      $767,290   $749,235   $479,599   $353,257
Ratios with no waiver of fees and assumption of expenses
   by the Adviser and no reduction for fees paid indirectly:
   Total expenses                                                 0.83%**      0.83%         0.87%      0.85%      0.88%      0.88%
   Net investment income                                          3.96%**      4.33%         4.72%      4.52%      4.88%      4.60%
Ratios with waiver of fees and assumption of expenses
   by the Adviser and reduction for fees paid indirectly:
   Net expenses                                                   0.82%**      0.82%         0.82%      0.82%      0.82%      0.82%
   Net investment income                                          3.96%**      4.35%         4.77%      4.55%      4.94%      4.66%
====================================================================================================================================

(a) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2012, the total return would have been 12.64%.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period and no sales charges'. Total return would be reduced if sales charges were taken into account.

**  Annualized.

+   Ratios assuming no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

                Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/13 35

----------------------------------------------------------------------------------------------------------------------------
                                                              Six Months
                                                              Ended       Year        Year     Year      Year     Year
                                                              6/30/13     Ended       Ended    Ended     Ended    Ended
                                                              (Unaudited) 12/31/12    12/31/11 12/31/10  12/31/09 12/31/08
----------------------------------------------------------------------------------------------------------------------------
Class B
Net asset value, beginning of period                          $ 14.46     $13.30      $12.48   $ 12.78   $10.83   $ 13.41
----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                                      $  0.26     $ 0.52      $ 0.55   $  0.46   $ 0.50   $  0.48
   Net realized and unrealized gain (loss) on investments       (0.94)      1.05        0.75     (0.29)    1.96     (2.52)
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations            $ (0.68)    $ 1.57      $ 1.30   $  0.17   $ 2.46   $ (2.04)
----------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                        (0.20)     (0.41)      (0.48)    (0.47)   (0.50)    (0.47)
   Net realized gain                                               --         --          --        --    (0.01)    (0.07)
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                    $ (0.88)    $ 1.16      $ 0.82   $ (0.30)  $ 1.95   $ (2.58)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $ 13.58     $14.46      $13.30   $ 12.48   $12.78   $ 10.83
============================================================================================================================
Total return*                                                   (4.77)%    11.94%(a)   10.63%     1.25%   22.97%    (15.60)%
Ratio of net expenses to average net assets+                     1.72%**    1.72%       1.72%     1.68%    1.71%     1.72%
Ratio of net investment income to average net assets+            3.05%**    3.46%       3.93%     3.68%    4.06%     3.76%
Portfolio turnover rate                                            18%**      17%         14%       18%      18%       27%
Net assets, end of period (in thousands)                      $ 2,511     $3,418      $4,364   $ 8,169   $5,838   $ 5,286
Ratios with no waiver of fees and assumption of expenses
   by the Adviser and no reduction for fees paid indirectly:
   Total expenses                                                1.74%**    1.75%       1.74%     1.68%    1.71%     1.72%
   Net investment income                                         3.03%**    3.43%       3.90%     3.68%    4.06%     3.76%
Ratios with waiver of fees and assumption of expenses
   by the Adviser and reduction for fees paid indirectly:
   Net expenses                                                  1.72%**    1.72%       1.72%     1.68%    1.71%     1.72%
   Net investment income                                         3.05%**    3.46%       3.93%     3.68%    4.06%     3.76%
============================================================================================================================

(a) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2012, the total return would have been 11.81%.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period and no sales charges'. Total return would be reduced if sales charges were taken into account.

**  Annualized.

+   Ratios assuming no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

36 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/13

-------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended       Year         Year      Year      Year      Year
                                                             6/30/13     Ended        Ended     Ended     Ended     Ended
                                                             (Unaudited) 12/31/12     12/31/11  12/31/10  12/31/09  12/31/08
-------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                         $ 14.44     $ 13.29      $ 12.46   $ 12.77   $ 10.83   $ 13.42
-------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                                     $  0.22     $  0.49      $  0.51   $  0.47   $  0.47   $  0.45
   Net realized and unrealized gain (loss) on investments      (0.86)       1.09         0.81     (0.30)     1.98     (2.48)
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $ (0.64)    $  1.58      $  1.32   $  0.17   $  2.45   $ (2.03)
-------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                       (0.21)      (0.43)       (0.49)    (0.48)    (0.50)    (0.49)
   Net realized gain                                              --          --           --        --     (0.01)    (0.07)
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $ (0.85)    $  1.15      $  0.83   $ (0.31)  $  1.94   $ (2.59)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $ 13.59     $ 14.44      $ 13.29   $ 12.46   $ 12.77   $ 10.83
===============================================================================================================================
Total return*                                                  (4.50)%     12.03%(a)    10.84%     1.26%    22.93%   (15.56)%
Ratio of net expenses to average net assets+                    1.57%**     1.58%        1.61%     1.60%     1.64%     1.65%
Ratio of net investment income to average net assets+           3.21%**     3.58%        3.98%     3.78%     4.08%     3.85%
Portfolio turnover rate                                           18%**       17%          14%       18%       18%       27%
Net assets, end of period (in thousands)                     $43,456     $45,106      $37,834   $38,548   $26,422   $15,157
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses                                               1.57%**     1.58%        1.61%     1.60%     1.64%     1.65%
   Net investment income                                        3.21%**     3.58%        3.98%     3.78%     4.08%     3.85%
Ratios with waiver of fees and assumption of expenses by
   the Adviser and reduction for fees paid indirectly:
   Net expenses                                                 1.57%**     1.58%        1.61%     1.60%     1.64%     1.65%
   Net investment income                                        3.21%**     3.58%        3.98%     3.78%     4.08%     3.85%
===============================================================================================================================

(a) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2012, the total return would have been 11.87%.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period and no sales charges'. Total return would be reduced if sales charges were taken into account.

**  Annualized.

+   Ratios assuming no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

                Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/13 37

-------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended       Year         Year      Year      Year      Year
                                                             6/30/13     Ended        Ended     Ended     Ended     Ended
                                                             (Unaudited) 12/31/12     12/31/11  12/31/10  12/31/09  12/31/08
-------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                         $ 14.52     $ 13.37      $ 12.53   $ 12.84   $ 10.89   $ 13.48
-------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                                     $  0.32     $  0.63      $  0.67   $  0.58   $  0.63   $  0.62
   Net realized and unrealized gain (loss) on investments      (0.90)       1.10         0.80     (0.26)     1.96     (2.51)
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $ (0.58)    $  1.73      $  1.47   $  0.32   $  2.59   $ (1.89)
-------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                       (0.28)      (0.58)       (0.63)    (0.63)    (0.63)    (0.63)
   Net realized gain                                              --          --           --        --     (0.01)    (0.07)
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $ (0.86)    $  1.15      $  0.84   $ (0.31)  $  1.95   $ (2.59)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $ 13.66     $ 14.52      $ 13.37   $ 12.53   $ 12.84   $ 10.89
===============================================================================================================================
Total return*                                                  (4.04)%     13.12%(a)    12.04%     2.34%    24.22%   (14.56)%
Ratio of net expenses to average net assets+                    0.55%**     0.55%        0.55%     0.55%     0.58%     0.58%
Ratio of net investment income to average net assets+           4.23%**     4.60%        5.04%     4.81%     5.17%     4.90%
Portfolio turnover rate                                           18%**       17%          14%       18%       18%       27%
Net assets, end of period (in thousands)                     $71,345     $86,296      $65,896   $76,959   $21,963   $18,571
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses                                               0.63%**     0.58%        0.57%     0.55%     0.58%     0.58%
   Net investment income                                        4.15%**     4.57%        5.02%     4.80%     5.17%     4.90%
Ratios with waiver of fees and assumption of expenses by
   the Adviser and reduction for fees paid indirectly:
   Net expenses                                                 0.55%**     0.55%        0.55%     0.55%     0.58%     0.58%
   Net investment income                                        4.23%**     4.60%        5.04%     4.81%     5.17%     4.90%
===============================================================================================================================

(a) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2012, the total return would have been 12.85%.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**  Annualized.

+   Ratios assuming no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

38 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/13

Notes to Financial Statements | 6/30/13 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer AMT-Free Municipal Fund (the Fund) is one of two series comprising Pioneer Series Trust II, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of current income exempt from federal income tax as is consistent with the relative stability of capital.

The Fund offers four classes of shares designated as Class A, Class B, Class C and Class Y shares. Effective as of the close of business on December 31, 2009, Class B shares are no longer offered to new or existing shareholders, except that dividends and/or capital gain distributions may continue to be reinvested in Class B shares, and shareholders may exchange their Class B shares for Class B shares of other Pioneer funds, as permitted by existing exchange privileges. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares. Class B shares convert to Class A shares approximately eight years after the date of purchase.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

                Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/13 39

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.  Security Valuation

    Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
    (NYSE) is open, as of the close of regular trading on the NYSE. Fixed income securities with remaining maturity of more than sixty days are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Equity securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Shares of money market mutual funds are valued at such Funds' net asset value.

    Securities for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by or at the direction or with the approval of the Valuation Committee using fair value methods pursuant to procedures adopted by the Board of Trustees. The Valuation Committee is comprised of certain members of the Board of Trustees. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material. Pioneer Investment Management, Inc. (PIM) is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee.

    At June 30, 2013, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services). Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities.

40 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/13

    Discount and premium on debt securities are accreted or amortized, respectively, daily into interest income on a yield-to-maturity basis over the life of the respective security with a corresponding increase or decrease in the cost basis of the security. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.  Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of June 30, 2013, the Fund did not have any interest and penalties related to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax years for the prior three fiscal years remain subject to examination by federal and state tax authorities.

    The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

    The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the years ended December 31, 2012 was as follows:

    ----------------------------------------------------------------------------
                                                                            2012
    ----------------------------------------------------------------------------
    Distributions paid from:
    Ordinary income                                                  $ 3,293,392
    Tax-exempt income                                                 31,844,963
    ----------------------------------------------------------------------------
         Total                                                       $35,138,355
    ============================================================================

                Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/13 41

    The following shows the components of distributable earnings on a federal income tax basis at December 31, 2012:

    ----------------------------------------------------------------------------
                                                                          2012
    ----------------------------------------------------------------------------
    Distributable earnings:
    Undistributed tax-exempt income                               $   7,698,977
    Capital loss carryforward                                      (126,234,866)
    Net unrealized gain                                              90,246,545
    ----------------------------------------------------------------------------
         Total                                                    $ (28,289,344)
    ============================================================================

    The difference between book-basis and tax-basis appreciation is attributable to the tax treatment of premium and amortization.

C.  Fund Shares

    The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A., (UniCredit), earned $27,592 in underwriting commissions on the sale of Class A shares during the six months ended June 30, 2013.

D.  Class Allocations

    Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

    Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

    The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class B, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.

42 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/13

E.  Risks

    At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.50% of the Fund's average daily net assets up to $250 million; 0.45% of the next $500 million; and 0.40% of the excess over $750 million. For the six months ended June 30, 2013, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.45% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses of the Fund to the extent required to reduce Fund expenses to 0.82%, 1.72%, 1.72% and 0.55% of the average daily net assets attributable to Class A, Class B, Class C and Class Y shares, respectively. Fees waived and expenses reimbursed during the six months ended June 30, 2013 are reflected on the Statement of Operations. These expense limitations are in effect through May 1, 2014. There can be no assurance that PIM will extend the expense limit agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $384,296 in management fees, administrative costs and certain other reimbursements payable to PIM at June 30, 2013.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts.

                Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/13 43

For the six months ended June 30, 2013, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                                 $116,071
Class B                                                                    1,759
Class C                                                                    9,875
Class Y                                                                   45,672
--------------------------------------------------------------------------------
  Total                                                                 $173,377
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $60,724 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at June 30, 2013.

4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class B and Class C shares. The fee for Class B and Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $210,203 in distribution fees payable to PFD at June 30, 2013.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to PFD. For the six months ended June 30, 2013, CDSCs in the amount of $23,406 were paid to PFD.

44 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/13

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the six months ended June 30, 2013, the Fund's expenses were not reduced under such arrangements.

6. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in effect as of February 15, 2012 is in the amount of $215 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate(LIBOR) plus 0.90% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date and (c) 2% plus the overnight Euro dollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the six months ended June 30, 2013, the Fund had no borrowings under the credit facility.

                Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/13 45

Trustees, Officers and Service Providers

Trustees                                     Officers
Thomas J. Perna, Chairman                    John F. Cogan, Jr., President*
David R. Bock                                Daniel K. Kingsbury, Executive
John F. Cogan, Jr.                              Vice President
Benjamin M. Friedman                         Mark E. Bradley, Treasurer**
Margaret B.W. Graham                         Christopher J. Kelley, Secretary
Daniel K. Kingsbury
Marguerite A. Piret
Stephen K. West

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

*  Chief Executive Officer of the Fund.

** Chief Financial and Accounting Officer of the Fund.

46 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/13

                           This page for your notes.

                Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/13 47

                           This page for your notes.

48 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/13

                           This page for your notes.

                Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/13 49

                           This page for your notes.

50 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/13

                           This page for your notes.

                Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/13 51

                          This page for your notes.

52 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/13

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2013 Pioneer Investments 19451-07-0813

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.


Not applicable to open-end management investment companies.


Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

Not applicable to open-end management investment companies.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Series Trust II


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date August 29, 2013


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date August 29, 2013


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer & Chief Accounting & Financial Officer

Date August 29, 2013

* Print the name and title of each signing officer under his or her signature.